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                                                                   EXHIBIT 23.1


                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Amendment 2 to Form S-1 Registration Statement of our report, dated September 30, 2004, relating to the financial statements of Splinex Technology Inc., and to the reference of our Firm under the caption "Experts" in the Prospectus.


                                                          KAUFMAN, ROSSIN & CO.


Miami, Florida
December 2, 2004